Exhibit 10.65

SECOND AMENDMENT TO LEASE AND ACCESS AGREEMENT
(EL DORADO)
This Second Amendment to Lease and Access Agreement (El Dorado) (this “Second Amendment”) is executed as of January 8, 2013 to be effective as of December 5, 2012 (the “Effective Date”), between FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company (“Lessor”), and EL DORADO LOGISTICS LLC, a Delaware limited liability company (“Lessee”), for the purpose of amending that certain Lease and Access Agreement (El Dorado) between Lessor and Lessee dated effective as of November 1, 2011 (the “Original Lease”), as amended by that certain First Amendment to Lease and Access Agreement (El Dorado) dated effective as of August 15, 2012 (the “First Amendment”; the Original Lease, as amended by the First Amendment, is referred to herein as the “First Amended Lease”). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the First Amended Lease.
RECITALS:
A.    Pursuant to the First Amended Lease, Lessee is currently leasing from Lessor the Premises underlying the Relevant Assets within the Refinery Site.
B.    Lessor has executed that certain Conveyance, Assignment and Bill of Sale (El Dorado – Tank 640) (the “Tank 640 Conveyance”), effective as of the Effective Date, conveying the Transferred Assets (as defined in the Tank 640 Conveyance) to Lessee. The Transferred Assets included, without limitation, the storage tank located within the Refinery Site having a tank identification number of 640 (“Tank 640”). Pursuant to Section 9.2 of the Purchase Agreement, Tank 640 is deemed included in the “El Dorado Assets”, as such term is defined in the Purchase Agreement, following the conveyance of Tank 640 from Lessor to Lessee.
C.    Lessor and Lessee now desire to amend the First Amended Lease to, among other matters more particularly set forth herein, (i) reflect the addition of and/or add the Transferred Assets to the Relevant Assets, and (ii) in connection therewith, replace the legal description of the Premises attached to the First Amendment with the legal description attached to this Second Amendment as Exhibit A, so that, from and after the Effective Date, the Premises will include the land underlying all of the Relevant Assets, including the Transferred Assets.
AGREEMENTS:
For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:
1.Relevant Assets. As of the Effective Date, the definition of Relevant Assets set forth in the First Amended Lease is deleted in its entirety and replaced with the following:
“Relevant Assets” means, collectively, (a) the El Dorado Assets, as such term is defined in the Purchase Agreement (including, without limitation, Tank 640 and Tank 641),

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1557949v.3 HOL183/26002

and (b) the Transferred Assets (including, to the extent not included in the El Dorado Assets, Tank 640 and Tank 641).

2.    Description of the Premises. As of the Effective Date, the legal description of the Premises attached to the First Amendment as Exhibit A is deleted in its entirety and replaced with the legal description attached to this Second Amendment as Exhibit A. Accordingly, from and after the Effective Date, all references in the First Amended Lease to Exhibit A shall be deemed to refer to Exhibit A attached to this Second Amendment.
3.    Amendment to Memorandum of Lease. Concurrently with the execution of this Second Amendment, the Parties shall execute, acknowledge, deliver and record the Second Amendment to Memorandum of Lease (the “Memorandum Second Amendment”) attached to this Second Amendment as Exhibit B. All rights and obligations of the Parties set forth in Section 11.13 of the Original Lease with respect to or otherwise in connection with the Lessee Release shall be applicable to the Memorandum Second Amendment, and are incorporated into this Second Amendment by this reference as if fully set forth herein.
4.    Ratification. Each of Lessor and Lessee hereby ratifies and confirms its obligations under the First Amended Lease, as amended hereby, and represents and warrants to the other Party that it has no defenses thereto.
5.    Binding Effect; Governing Law. Except as modified hereby, the First Amended Lease shall remain in full effect and this Second Amendment shall be binding upon Lessor and Lessee and their respective successors, sublessees and assigns. Nothing in this Section 5 shall be construed to waive the conditions contained in the First Amended Lease applicable to assignment or subletting of the Premises by the Parties. If any inconsistency exists or arises between the terms of this Second Amendment and the terms of the First Amended Lease, the terms of this Second Amendment shall prevail. This Second Amendment shall be governed by the laws of the State of Kansas.
6.    Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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The Parties have executed this Second Amendment to be effective as of the Effective Date.

LESSOR:	FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company

By: /s/ David L. Lamp
David L. Lamp, Executive Vice President and Chief Operating Officer

LESSEE:	EL DORADO LOGISTICS LLC, a Delaware limited liability company

By: /s/ Mark T. Cunningham
Mark T. Cunningham, Vice President, Operations

Signature Page -
Second Amendment to Lease and Access Agreement
(El Dorado – Tank 640)

EXHIBIT ADESCRIPTION OF THE PREMISES
Tract 1
(Tanks 1, 2, 3, 15, and 448)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 32°39'24" East a distance of 1,674.34 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 76.12 feet;
THENCE South 01°41'08" East a distance of 193.10 feet;
THENCE South 87°48'56" East a distance of 148.93 feet;
THENCE South 00°58'18" East a distance of 135.27 feet;
THENCE North 87°33'48" West a distance of 160.50 feet;
THENCE North 89°06'29" West a distance of 122.95 feet;
THENCE South 00°20'29" East a distance of 129.20 feet;
THENCE South 89°32'57" West a distance of 97.73 feet;
THENCE North 01°15'33" West a distance of 274.71 feet;
THENCE North 47°02'18" East a distance of 68.31 feet;
THENCE North 90°00’00” East a distance of 102.25 feet;
THENCE North 00°29'09" East a distance of 133.98 feet to the POINT OF BEGINNING.
Said tract of land containing 87,220 square feet or 2.0023 acres more or less.

Tract 2
(Tank 16)

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A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 20°04'17" East a distance of 2,155.66 feet to the POINT OF BEGINNING;
THENCE North 88°49'54" East a distance of 111.73 feet;
THENCE South 00°00’00” West a distance of 104.04 feet;
THENCE North 73°01'07" West a distance of 114.41 feet;
THENCE North 01°54'37" West a distance of 68.39 feet to the POINT OF BEGINNING.
Said tract of land containing 9,512 square feet or 0.2184 acres more or less.

Tract 3
(Tanks 17, 133, 168 and 447)
A tract of land lying in the South Half of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Southeast Quarter of said Section 10, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 11°35'46" West a distance of 1,415.56 feet to the POINT OF BEGINNING;
THENCE North 88°54'16" East a distance of 969.62 feet;
THENCE South 00°10'29" West a distance of 173.43 feet;
THENCE North 89°52'18" West a distance of 296.67 feet;
THENCE South 00°18'30" East a distance of 135.24 feet;
THENCE South 89°39'45" West a distance of 664.39 feet;
THENCE North 01°40'43" West a distance of 293.51 feet to the POINT OF BEGINNING.
Said tract of land containing 249,588 square feet or 5.7298 acres more or less.

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Tract 4
(Tanks 18, 19, 20, 32, 64, 65, 75, 78 and 192)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 21°40'09" East a distance of 271.04 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 393.08 feet;
THENCE North 68°12'37" East a distance of 124.83 feet;
THENCE South 89°29'19" East a distance of 112.89 feet;
THENCE South 00°03'51" East a distance of 753.65 feet;
THENCE North 89°22'39" West a distance of 164.23 feet;
THENCE South 00°37'23" West a distance of 164.14 feet;
THENCE South 88°59'44" West a distance of 101.76 feet;
THENCE North 01°01'21" West a distance of 80.96 feet;
THENCE North 89°41'01" West a distance of 111.36 feet;
THENCE South 00°00'43" East a distance of 221.61 feet;
THENCE North 88°49'10" West a distance of 214.01 feet;
THENCE North 05°15'42" West a distance of 444.99 feet;
THENCE North 01°16'34" East a distance of 565.11 feet to the POINT OF BEGINNING.
Said tract of land containing 547,812 square feet or 12.5760 acres more or less.

Tract 5
(Tanks 21, 23, 24, 25, 31, 132, 225, 226, 227, 490 and 641)

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A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 367.57 feet to the POINT OF BEGINNING;
THENCE North 87°36'17" East a distance of 205.95 feet;
THENCE North 01°21'23" West a distance of 295.87 feet;
THENCE South 89°31'50" East a distance of 254.89 feet;
THENCE South 03°51'33" East a distance of 186.25 feet;
THENCE South 44°13'56" West a distance of 107.82 feet;
THENCE South 00°03'30" West a distance of 349.66 feet;
THENCE North 87°40'25" East a distance of 332.81 feet;
THENCE North 44°22'24" East a distance of 131.44 feet;
THENCE North 02°12'14" West a distance of 271.63 feet;
THENCE South 90°00’00” West a distance of 104.46 feet;
THENCE North 00°57'20" West a distance of 250.58 feet;
THENCE North 88°25'31" East a distance of 383.91 feet;
THENCE South 02°28'23" East a distance of 305.23 feet;
THENCE South 73°43'44" East a distance of 150.78 feet;
THENCE South 07°50'03" East a distance of 396.39 feet;
THENCE South 87°40'29" West a distance of 586.33 feet;
THENCE South 03°00'15" East a distance of 378.52 feet;
THENCE South 88°37'24" West a distance of 660.09 feet;

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1557949v.3 HOL183/26002

THENCE North 03°22'06" West a distance of 360.11 feet;
THENCE North 00°47'50" East a distance of 117.28 feet;
THENCE North 34°42'44" West a distance of 71.74 feet;
THENCE North 01°03'34" West a distance of 292.29 feet to the POINT OF BEGINNING.
Said tract of land containing 861,557 square feet or 19.7786 acres more or less.

Tract 6
(Tanks 215, 216 and 220)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of said Southwest Quarter bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 69.13 feet to the POINT OF BEGINNING;
THENCE South 00°23'41" East a distance of 649.43 feet;
THENCE South 51°54'01" West a distance of 129.14 feet;
THENCE South 01°57'31" East a distance of 116.60 feet;
THENCE South 42°49'35" East a distance of 148.03 feet;
THENCE South 00°18'42" West a distance of 187.73 feet;
THENCE South 88°14'37" West a distance of 301.63 feet;
THENCE North 02°28'43" West a distance of 1,142.50 feet;
THENCE North 88°22'51" East a distance of 344.60 feet to the POINT OF BEGINNING.
Said tract of land containing 348,642 square feet or 8.0037 acres more or less.

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Tract 7
(Tanks 219, 221, 222, 223, 224, 250, 251, and 252)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 543.81 feet to the POINT OF BEGINNING;
THENCE South 00°13'26" West a distance of 212.34 feet;
THENCE South 50°35'42" West a distance of 96.96 feet;
THENCE South 00°19'06" West a distance of 133.48 feet;
THENCE South 61°15'16" East a distance of 95.60 feet;
THENCE South 02°58'18" East a distance of 1,328.34 feet;
THENCE South 45°00'29" West a distance of 167.07 feet;
THENCE North 82°34'14" West a distance of 168.65 feet;
THENCE North 29°08'28" West a distance of 126.92 feet;
THENCE North 02°25'20" West a distance of 642.84 feet;
THENCE North 89°47'54" West a distance of 350.79 feet;
THENCE North 01°55'16" West a distance of 1,103.08 feet;
THENCE North 88°22'51" East a distance of 686.21 feet to the POINT OF BEGINNING.
Said tract of land containing 998,424 square feet or 22.9207 acres more or less.

Tract 8
(Tank 218)

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A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 34°03'37" West a distance of 2,849.63 feet to the POINT OF BEGINNING;
THENCE South 88°56'22" East a distance of 86.29 feet;
THENCE South 52°23'25" East a distance of 114.29 feet;
THENCE South 04°00'10" East a distance of 129.69 feet;
THENCE South 87°47'37" West a distance of 262.75 feet;
THENCE North 04°11'10" West a distance of 131.33 feet;
THENCE North 47°12'38" East a distance of 117.57 feet to the POINT OF BEGINNING.
Said tract of land containing 47,374 square feet or 1.0876 acres more or less.

Tract 9
(Tanks 134, 136, 137, 138 and 139)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 40°38'07" West a distance of 1,838.56 feet to the POINT OF BEGINNING;
THENCE North 89°52'55" East a distance of 626.05 feet;
THENCE South 38°45'27" East a distance of 142.27 feet;
THENCE South 00°34'29" West a distance of 514.76 feet;
THENCE South 37°41'51" West a distance of 200.54 feet;
THENCE South 88°37'07" West a distance of 324.57 feet;

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THENCE South 01°24'13" East a distance of 445.50 feet;
THENCE South 87°42'39" West a distance of 227.55 feet;
THENCE North 41°39'02" West a distance of 131.37 feet;
THENCE North 01°20'52" West a distance of 1,059.76 feet;
THENCE North 36°53'11" East a distance of 109.68 feet to the POINT OF BEGINNING.
Said tract of land containing 727,128 square feet or 16.6926 acres more or less.

Tract 10
(Tanks 142 and 143)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 09°57'01" East a distance of 492.35 feet to the POINT OF BEGINNING;
THENCE North 88°29'25" East a distance of 502.80 feet;
THENCE South 62°40'57" East a distance of 63.92 feet;
THENCE South 02°58'50" East a distance of 345.87 feet;
THENCE South 86°20'48" West a distance of 564.35 feet;
THENCE North 02°02'46" West a distance of 397.70 feet to the POINT OF BEGINNING.
Said tract of land containing 216,393 square feet or 4.9677 acres more or less.

Tract 11
(Tanks 254, 255 and 256)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

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1557949v.3 HOL183/26002

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 79°15'07" East a distance of 773.84 feet to the POINT OF BEGINNING;
THENCE North 86°28'46" East a distance of 53.25 feet;
THENCE South 02°46'48" East a distance of 84.29 feet;
THENCE South 00°25'57" East a distance of 216.62 feet;
THENCE South 90°00’00” West a distance of 101.39 feet;
THENCE North 02°37'59" West a distance of 213.57 feet;
THENCE North 85°32'03" East a distance of 52.49 feet;
THENCE North 00°00’00” East a distance of 80.11 feet to the POINT OF BEGINNING.
Said tract of land containing 27,360 square feet or 0.6281 acres more or less.

Tract 12
(Tanks 178, 212, 213, 230, and 231)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 85°06'15" East a distance of 2,940.18 feet to the POINT OF BEGINNING;
THENCE North 86°03'54" East a distance of 311.95 feet;
THENCE North 01°23'53" West a distance of 20.44 feet;
THENCE North 89°55'17" East a distance of 90.83 feet;
THENCE South 05°33'23" East a distance of 56.08 feet;
THENCE South 56°05'10" West a distance of 250.51 feet;
THENCE South 02°24'10" East a distance of 390.70 feet;

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THENCE South 88°55'11" West a distance of 200.37 feet;
THENCE North 01°34'52" West a distance of 547.97 feet to the POINT OF BEGINNING.
Said tract of land containing 132,389 square feet or 3.0392 acres more or less.

Tract 13
(Tanks 159 and 167)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 88°43'03" East a distance of 3,230.68 feet to the POINT OF BEGINNING;
THENCE North 84°50'40" East a distance of 88.48 feet;
THENCE South 01°50'55" East a distance of 151.75 feet;
THENCE South 87°42'39" West a distance of 91.86 feet;
THENCE North 00°28'33" West a distance of 147.39 feet to the POINT OF BEGINNING.
Said tract of land containing 13,468 square feet or 0.3092 acres more or less.

Tract 14
(Tanks 243 and 244)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 02°14'28" West a distance of 2,082.09 feet to the POINT OF BEGINNING;
THENCE South 88°25'54" East a distance of 75.95 feet;

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1557949v.3 HOL183/26002

THENCE South 00°14'20" East a distance of 124.74 feet;
THENCE South 90°00’00” West a distance of 50.44 feet;
THENCE North 43°26'26" West a distance of 40.08 feet;
THENCE North 00°54'53" East a distance of 97.72 feet to the POINT OF BEGINNING.
Said tract of land containing 9,302 square feet or 0.2135 acres more or less.

Tract 15
(Tank 127)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 06°28'34" East a distance of 2,059.89 feet to the POINT OF BEGINNING;
THENCE North 88°10'23" East a distance of 71.34 feet;
THENCE South 00°00’00” West a distance of 75.05 feet;
THENCE South 88°06'47" West a distance of 69.07 feet;
THENCE North 01°44'12" West a distance of 75.09 feet to the POINT OF BEGINNING.
Said tract of land containing 5,269 square feet or 0.1210 acres more or less.

Tract 16
(Tanks 29, 30 and 66)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

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THENCE South 03°42'00" East a distance of 1,759.51 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 403.67 feet;
THENCE South 00°22'16" East a distance of 330.67 feet;
THENCE North 89°28'46" West a distance of 117.79 feet;
THENCE North 33°56'44" West a distance of 141.90 feet;
THENCE West a distance of 200.23 feet;
THENCE North 02°18'54" West a distance of 212.06 feet to the POINT OF BEGINNING.
Said tract of land containing 103,314 square feet or 2.3718 acres more or less.

Tract 17
(Tank 453)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 23°15'01" East a distance of 2,282.23 feet to the POINT OF BEGINNING;
THENCE North 80°38'00" East a distance of 79.33 feet;
THENCE South 02°43'41" East a distance of 79.83 feet;
THENCE South 87°44'00" West a distance of 76.81 feet;
THENCE North 04°21'13" West a distance of 70.07 feet to the POINT OF BEGINNING.
Said tract of land containing 5,834 square feet or 0.1339 acres more or less.

Tract 18
(Tanks 253)

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1557949v.3 HOL183/26002

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 86°51'28" East a distance of 958.25 feet to the POINT OF BEGINNING;
THENCE North 87°00'38" East a distance of 220.65 feet;
THENCE South 03°00'49" East a distance of 218.94 feet;
THENCE South 90°00’00” West a distance of 223.64 feet;
THENCE North 02°16'23" West a distance of 207.30 feet to the POINT OF BEGINNING.
Said tract of land containing 47,316 square feet or 1.0862 acres more or less.

Tract 19
(Tanks 457 and 458)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 55°24'56" East a distance of 937.55 feet to the POINT OF BEGINNING;
THENCE North 88°27'38" East a distance of 153.75 feet;
THENCE South 02°19'34" East a distance of 325.75 feet;
THENCE South 89°03'40" West a distance of 151.24 feet;
THENCE North 02°46'32" West a distance of 324.21 feet to the POINT OF BEGINNING.
Said tract of land containing 49,544 square feet or 1.1374 acres more or less.

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Tract 20
(Tank 640)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28'37" East a distance of 2,901.96 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28'37" East a distance of 161.88 feet;

THENCE South 01°09'07" East a distance of 166.25 feet;

THENCE South 89°49'48" West a distance of 161.29 feet;

THENCE North 01°21'57" West a distance of 162.44 feet to the POINT OF BEGINNING.

Said tract of land containing 26,553 square feet or 0.6096 acres more or less.

Tract 21
(Refined Products Truck Loading Rack)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southwest corner of the said Southwest Quarter of Section 10, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 33°26'24" East a distance of 92.46 feet to the POINT OF BEGINNING;
THENCE North 00°54'02" West a distance of 138.96 feet;
THENCE North 06°15'19" West a distance of 148.36 feet;
THENCE North 01°00'00" West a distance of 339.22 feet;
THENCE North 01°59'23" West a distance of 106.61 feet;
THENCE North 89°03'14" East a distance of 359.11 feet;

14
1557949v.3 HOL183/26002

THENCE South 00°54'13" East a distance of 376.13 feet;
THENCE South 86°14'59" West a distance of 11.84 feet;
THENCE South 00°57'00" East a distance of 387.49 feet;
THENCE South 89°26'08" West a distance of 309.78 feet;
THENCE North 36°44'24" West a distance of 36.56 feet to the POINT OF BEGINNING.
Said tract of land containing 264,128 square feet or 6.0635 acres more or less.

Tract 22
(Propane Tank Loading Rack and Tanks 600-621)
A tract of land lying in the Southeast Quarter of Section 9, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southeast corner of the said Southeast Quarter of Section 9, from whence the northeast corner of the Southeast Quarter of Section 9, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 08°04'04" West a distance of 963.22 feet to the POINT OF BEGINNING;
THENCE South 88°56'02" West a distance of 354.67 feet;
THENCE North 01°31'06" West a distance of 361.38 feet;
THENCE North 45°34'52" West a distance of 273.12 feet;
THENCE North 00°53'06" West a distance of 297.39 feet;
THENCE North 88°50'01" East a distance of 548.73 feet;
THENCE South 01°01'16" East a distance of 854.46 feet to the POINT OF BEGINNING.
Said tract of land containing 380,628 square feet or 8.7380 acres more or less.

15
1557949v.3 HOL183/26002

EXHIBIT B

MEMORANDUM SECOND AMENDMENT
[Follows this page.]

1557949v.3 HOL183/26002

SECOND AMENDMENT TO MEMORANDUM OF LEASE
THIS SECOND AMENDMENT TO MEMORANDUM OF LEASE (this “Second Amendment”) is made and entered into as of January ___, 2013 to be effective as of 12:01 a.m. Dallas, Texas time on December 5, 2012 (the “Effective Date”), by and between FRONTIER EL DORADO REFINING LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessor”), and EL DORADO LOGISTICS LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessee”).
RECITALS
A.Lessor and Lessee are parties to that certain Lease and Access Agreement dated effective as of November 1, 2011 (the “Original Ground Lease), pursuant to which Lessee leases from Lessor the Premises located in Butler County, Kansas.
B.    The Original Ground Lease was evidenced by that certain Memorandum of Lease, dated effective as of November 1, 2011, recorded in the real property records of Butler County, Kansas in Book 2013, Page 4797 (the “Original Memorandum”).
C.    Lessor and Lessee amended the Original Ground Lease pursuant to that certain First Amendment to Lease and Access Agreement dated effective as of August 15, 2012 (the “Ground Lease First Amendment”; the Original Ground Lease, as amended by the Ground Lease First Amendment, is referred to herein as the “First Amended Ground Lease”).
D.    The Ground Lease First Amendment was evidenced by that certain First Amendment to Memorandum of Lease dated effective as of August 15, 2012, recorded (or to be recorded) in the real property records of Butler County, Kansas (the “Memorandum First Amendment”; the Original Memorandum, as amended by the Memorandum First Amendment, is referred to herein as the “First Amended Memorandum”).
E.    Lessor and Lessee amended the First Amended Ground Lease pursuant to that certain Second Amendment to Lease and Access Agreement dated effective as of the Effective Date (the “Ground Lease Second Amendment”; the First Amended Ground Lease, as amended by the Ground Lease Second Amendment, is referred to herein as the “Second Amended Ground Lease”).

1557949v.3 HOL183/26002

F.    Lessor and Lessee now desire to amend the First Amended Memorandum to provide record notice of the Ground Lease Second Amendment and certain of the terms thereof. Capitalized terms which are used but not defined herein shall have the meanings given to them in the First Amended Memorandum.
NOW, THEREFORE, Lessor and Lessee do hereby give public notice as follows:
1.    Relevant Assets. Certain additional assets located on Lessor’s Property have been conveyed to Lessee, including without limitation Tank 640. From and after the Effective Date, notwithstanding anything in the First Amended Memorandum to the contrary, the term “Relevant Assets” shall have the meaning given such term in the Second Amended Ground Lease, as it may be amended, restated or otherwise modified from time to time.
2.    Description of the Premises. From and after the Effective Date, the legal description of the Premises attached to the First Amended Memorandum as Exhibit A is deleted in its entirety and replaced with the legal description attached to this Second Amendment as Exhibit A.
3.    Confirmation of Memorandum. Each of Lessor and Lessee hereby ratifies and confirms the First Amended Memorandum, as amended hereby, and represents and warrants to the other party that it has no defenses thereto.
4.    Second Amended Ground Lease Governs. The First Amended Memorandum and this Second Amendment have been executed and recorded as notice of the Second Amended Ground Lease in lieu of recording the Second Amended Ground Lease itself. Lessor and Lessee intend that the First Amended Memorandum, as amended hereby, be only a memorandum of the Second Amended Ground Lease, and reference is hereby made to the Second Amended Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessee hereby covenant and agree that the First Amended Memorandum, as amended hereby, is and shall be subject to the terms and conditions more particularly set forth in the Second Amended Ground Lease. The First Amended Memorandum, as amended hereby, is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Second Amended Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of the First Amended Memorandum, as amended hereby, and the terms and provisions of the Second Amended Ground Lease, the terms and provisions of the Second Amended Ground Lease shall govern, control and prevail.

1557949v.3 HOL183/26002

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed as of the dates of the acknowledgments below but to be effective as of December 5, 2012.

LESSOR: FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company By: Name: Title:
LESSEE: EL DORADO LOGISTICS LLC, a Delaware limited liability company By: Name: Title:

1557949v.3 HOL183/26002

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on January ___, 2013, by ____________________, ____________________ of FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company, on behalf of said limited liability company.
__________________________________________________
Notary Public, State of Texas
STATE OF TEXAS

COUNTY OF DALLAS
This instrument was acknowledged before me on January ___, 2013, by ____________________, ____________________ of EL DORADO LOGISTICS LLC, a Delaware limited liability company, on behalf of said limited liability company.
__________________________________________________
Notary Public, State of Texas

1557949v.3 HOL183/26002

EXHIBIT A

Description of Premises

Tract 1
(Tanks 1, 2, 3, 15, and 448)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 32°39'24" East a distance of 1,674.34 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 76.12 feet;
THENCE South 01°41'08" East a distance of 193.10 feet;
THENCE South 87°48'56" East a distance of 148.93 feet;
THENCE South 00°58'18" East a distance of 135.27 feet;
THENCE North 87°33'48" West a distance of 160.50 feet;
THENCE North 89°06'29" West a distance of 122.95 feet;
THENCE South 00°20'29" East a distance of 129.20 feet;
THENCE South 89°32'57" West a distance of 97.73 feet;
THENCE North 01°15'33" West a distance of 274.71 feet;
THENCE North 47°02'18" East a distance of 68.31 feet;
THENCE North 90°00’00” East a distance of 102.25 feet;
THENCE North 00°29'09" East a distance of 133.98 feet to the POINT OF BEGINNING.
Said tract of land containing 87,220 square feet or 2.0023 acres more or less.

Tract 2
(Tank 16)

1557949v.3 HOL183/26002

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 20°04'17" East a distance of 2,155.66 feet to the POINT OF BEGINNING;
THENCE North 88°49'54" East a distance of 111.73 feet;
THENCE South 00°00’00” West a distance of 104.04 feet;
THENCE North 73°01'07" West a distance of 114.41 feet;
THENCE North 01°54'37" West a distance of 68.39 feet to the POINT OF BEGINNING.
Said tract of land containing 9,512 square feet or 0.2184 acres more or less.

Tract 3
(Tanks 17, 133, 168 and 447)
A tract of land lying in the South Half of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Southeast Quarter of said Section 10, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 11°35'46" West a distance of 1,415.56 feet to the POINT OF BEGINNING;
THENCE North 88°54'16" East a distance of 969.62 feet;
THENCE South 00°10'29" West a distance of 173.43 feet;
THENCE North 89°52'18" West a distance of 296.67 feet;
THENCE South 00°18'30" East a distance of 135.24 feet;
THENCE South 89°39'45" West a distance of 664.39 feet;
THENCE North 01°40'43" West a distance of 293.51 feet to the POINT OF BEGINNING.
Said tract of land containing 249,588 square feet or 5.7298 acres more or less.

1557949v.3 HOL183/26002

Tract 4
(Tanks 18, 19, 20, 32, 64, 65, 75, 78 and 192)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 21°40'09" East a distance of 271.04 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 393.08 feet;
THENCE North 68°12'37" East a distance of 124.83 feet;
THENCE South 89°29'19" East a distance of 112.89 feet;
THENCE South 00°03'51" East a distance of 753.65 feet;
THENCE North 89°22'39" West a distance of 164.23 feet;
THENCE South 00°37'23" West a distance of 164.14 feet;
THENCE South 88°59'44" West a distance of 101.76 feet;
THENCE North 01°01'21" West a distance of 80.96 feet;
THENCE North 89°41'01" West a distance of 111.36 feet;
THENCE South 00°00'43" East a distance of 221.61 feet;
THENCE North 88°49'10" West a distance of 214.01 feet;
THENCE North 05°15'42" West a distance of 444.99 feet;
THENCE North 01°16'34" East a distance of 565.11 feet to the POINT OF BEGINNING.
Said tract of land containing 547,812 square feet or 12.5760 acres more or less.

Tract 5
(Tanks 21, 23, 24, 25, 31, 132, 225, 226, 227, 490 and 641)

1557949v.3 HOL183/26002

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 367.57 feet to the POINT OF BEGINNING;
THENCE North 87°36'17" East a distance of 205.95 feet;
THENCE North 01°21'23" West a distance of 295.87 feet;
THENCE South 89°31'50" East a distance of 254.89 feet;
THENCE South 03°51'33" East a distance of 186.25 feet;
THENCE South 44°13'56" West a distance of 107.82 feet;
THENCE South 00°03'30" West a distance of 349.66 feet;
THENCE North 87°40'25" East a distance of 332.81 feet;
THENCE North 44°22'24" East a distance of 131.44 feet;
THENCE North 02°12'14" West a distance of 271.63 feet;
THENCE South 90°00’00” West a distance of 104.46 feet;
THENCE North 00°57'20" West a distance of 250.58 feet;
THENCE North 88°25'31" East a distance of 383.91 feet;
THENCE South 02°28'23" East a distance of 305.23 feet;
THENCE South 73°43'44" East a distance of 150.78 feet;
THENCE South 07°50'03" East a distance of 396.39 feet;
THENCE South 87°40'29" West a distance of 586.33 feet;
THENCE South 03°00'15" East a distance of 378.52 feet;
THENCE South 88°37'24" West a distance of 660.09 feet;

1557949v.3 HOL183/26002

THENCE North 03°22'06" West a distance of 360.11 feet;
THENCE North 00°47'50" East a distance of 117.28 feet;
THENCE North 34°42'44" West a distance of 71.74 feet;
THENCE North 01°03'34" West a distance of 292.29 feet to the POINT OF BEGINNING.
Said tract of land containing 861,557 square feet or 19.7786 acres more or less.

Tract 6
(Tanks 215, 216 and 220)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of said Southwest Quarter bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 69.13 feet to the POINT OF BEGINNING;
THENCE South 00°23'41" East a distance of 649.43 feet;
THENCE South 51°54'01" West a distance of 129.14 feet;
THENCE South 01°57'31" East a distance of 116.60 feet;
THENCE South 42°49'35" East a distance of 148.03 feet;
THENCE South 00°18'42" West a distance of 187.73 feet;
THENCE South 88°14'37" West a distance of 301.63 feet;
THENCE North 02°28'43" West a distance of 1,142.50 feet;
THENCE North 88°22'51" East a distance of 344.60 feet to the POINT OF BEGINNING.
Said tract of land containing 348,642 square feet or 8.0037 acres more or less.

1557949v.3 HOL183/26002

Tract 7
(Tanks 219, 221, 222, 223, 224, 250, 251, and 252)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;
THENCE South 01°03'34" East a distance of 659.86 feet;
THENCE South 88°22'51" West a distance of 543.81 feet to the POINT OF BEGINNING;
THENCE South 00°13'26" West a distance of 212.34 feet;
THENCE South 50°35'42" West a distance of 96.96 feet;
THENCE South 00°19'06" West a distance of 133.48 feet;
THENCE South 61°15'16" East a distance of 95.60 feet;
THENCE South 02°58'18" East a distance of 1,328.34 feet;
THENCE South 45°00'29" West a distance of 167.07 feet;
THENCE North 82°34'14" West a distance of 168.65 feet;
THENCE North 29°08'28" West a distance of 126.92 feet;
THENCE North 02°25'20" West a distance of 642.84 feet;
THENCE North 89°47'54" West a distance of 350.79 feet;
THENCE North 01°55'16" West a distance of 1,103.08 feet;
THENCE North 88°22'51" East a distance of 686.21 feet to the POINT OF BEGINNING.
Said tract of land containing 998,424 square feet or 22.9207 acres more or less.

Tract 8
(Tank 218)

1557949v.3 HOL183/26002

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 34°03'37" West a distance of 2,849.63 feet to the POINT OF BEGINNING;
THENCE South 88°56'22" East a distance of 86.29 feet;
THENCE South 52°23'25" East a distance of 114.29 feet;
THENCE South 04°00'10" East a distance of 129.69 feet;
THENCE South 87°47'37" West a distance of 262.75 feet;
THENCE North 04°11'10" West a distance of 131.33 feet;
THENCE North 47°12'38" East a distance of 117.57 feet to the POINT OF BEGINNING.
Said tract of land containing 47,374 square feet or 1.0876 acres more or less.

Tract 9
(Tanks 134, 136, 137, 138 and 139)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 40°38'07" West a distance of 1,838.56 feet to the POINT OF BEGINNING;
THENCE North 89°52'55" East a distance of 626.05 feet;
THENCE South 38°45'27" East a distance of 142.27 feet;
THENCE South 00°34'29" West a distance of 514.76 feet;
THENCE South 37°41'51" West a distance of 200.54 feet;
THENCE South 88°37'07" West a distance of 324.57 feet;

1557949v.3 HOL183/26002

THENCE South 01°24'13" East a distance of 445.50 feet;
THENCE South 87°42'39" West a distance of 227.55 feet;
THENCE North 41°39'02" West a distance of 131.37 feet;
THENCE North 01°20'52" West a distance of 1,059.76 feet;
THENCE North 36°53'11" East a distance of 109.68 feet to the POINT OF BEGINNING.
Said tract of land containing 727,128 square feet or 16.6926 acres more or less.

Tract 10
(Tanks 142 and 143)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 09°57'01" East a distance of 492.35 feet to the POINT OF BEGINNING;
THENCE North 88°29'25" East a distance of 502.80 feet;
THENCE South 62°40'57" East a distance of 63.92 feet;
THENCE South 02°58'50" East a distance of 345.87 feet;
THENCE South 86°20'48" West a distance of 564.35 feet;
THENCE North 02°02'46" West a distance of 397.70 feet to the POINT OF BEGINNING.
Said tract of land containing 216,393 square feet or 4.9677 acres more or less.

Tract 11
(Tanks 254, 255 and 256)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

1557949v.3 HOL183/26002

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 79°15'07" East a distance of 773.84 feet to the POINT OF BEGINNING;
THENCE North 86°28'46" East a distance of 53.25 feet;
THENCE South 02°46'48" East a distance of 84.29 feet;
THENCE South 00°25'57" East a distance of 216.62 feet;
THENCE South 90°00’00” West a distance of 101.39 feet;
THENCE North 02°37'59" West a distance of 213.57 feet;
THENCE North 85°32'03" East a distance of 52.49 feet;
THENCE North 00°00’00” East a distance of 80.11 feet to the POINT OF BEGINNING.
Said tract of land containing 27,360 square feet or 0.6281 acres more or less.

Tract 12
(Tanks 178, 212, 213, 230, and 231)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 85°06'15" East a distance of 2,940.18 feet to the POINT OF BEGINNING;
THENCE North 86°03'54" East a distance of 311.95 feet;
THENCE North 01°23'53" West a distance of 20.44 feet;
THENCE North 89°55'17" East a distance of 90.83 feet;
THENCE South 05°33'23" East a distance of 56.08 feet;
THENCE South 56°05'10" West a distance of 250.51 feet;
THENCE South 02°24'10" East a distance of 390.70 feet;

1557949v.3 HOL183/26002

THENCE South 88°55'11" West a distance of 200.37 feet;
THENCE North 01°34'52" West a distance of 547.97 feet to the POINT OF BEGINNING.
Said tract of land containing 132,389 square feet or 3.0392 acres more or less.

Tract 13
(Tanks 159 and 167)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 88°43'03" East a distance of 3,230.68 feet to the POINT OF BEGINNING;
THENCE North 84°50'40" East a distance of 88.48 feet;
THENCE South 01°50'55" East a distance of 151.75 feet;
THENCE South 87°42'39" West a distance of 91.86 feet;
THENCE North 00°28'33" West a distance of 147.39 feet to the POINT OF BEGINNING.
Said tract of land containing 13,468 square feet or 0.3092 acres more or less.

Tract 14
(Tanks 243 and 244)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 02°14'28" West a distance of 2,082.09 feet to the POINT OF BEGINNING;
THENCE South 88°25'54" East a distance of 75.95 feet;

1557949v.3 HOL183/26002

THENCE South 00°14'20" East a distance of 124.74 feet;
THENCE South 90°00’00” West a distance of 50.44 feet;
THENCE North 43°26'26" West a distance of 40.08 feet;
THENCE North 00°54'53" East a distance of 97.72 feet to the POINT OF BEGINNING.
Said tract of land containing 9,302 square feet or 0.2135 acres more or less.

Tract 15
(Tank 127)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 06°28'34" East a distance of 2,059.89 feet to the POINT OF BEGINNING;
THENCE North 88°10'23" East a distance of 71.34 feet;
THENCE South 00°00’00” West a distance of 75.05 feet;
THENCE South 88°06'47" West a distance of 69.07 feet;
THENCE North 01°44'12" West a distance of 75.09 feet to the POINT OF BEGINNING.
Said tract of land containing 5,269 square feet or 0.1210 acres more or less.

Tract 16
(Tanks 29, 30 and 66)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

1557949v.3 HOL183/26002

THENCE South 03°42'00" East a distance of 1,759.51 feet to the POINT OF BEGINNING;
THENCE North 90°00’00” East a distance of 403.67 feet;
THENCE South 00°22'16" East a distance of 330.67 feet;
THENCE North 89°28'46" West a distance of 117.79 feet;
THENCE North 33°56'44" West a distance of 141.90 feet;
THENCE West a distance of 200.23 feet;
THENCE North 02°18'54" West a distance of 212.06 feet to the POINT OF BEGINNING.
Said tract of land containing 103,314 square feet or 2.3718 acres more or less.

Tract 17
(Tank 453)
A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;
THENCE South 23°15'01" East a distance of 2,282.23 feet to the POINT OF BEGINNING;
THENCE North 80°38'00" East a distance of 79.33 feet;
THENCE South 02°43'41" East a distance of 79.83 feet;
THENCE South 87°44'00" West a distance of 76.81 feet;
THENCE North 04°21'13" West a distance of 70.07 feet to the POINT OF BEGINNING.
Said tract of land containing 5,834 square feet or 0.1339 acres more or less.

Tract 18
(Tanks 253)

1557949v.3 HOL183/26002

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 86°51'28" East a distance of 958.25 feet to the POINT OF BEGINNING;
THENCE North 87°00'38" East a distance of 220.65 feet;
THENCE South 03°00'49" East a distance of 218.94 feet;
THENCE South 90°00’00” West a distance of 223.64 feet;
THENCE North 02°16'23" West a distance of 207.30 feet to the POINT OF BEGINNING.
Said tract of land containing 47,316 square feet or 1.0862 acres more or less.

Tract 19
(Tanks 457 and 458)
A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE South 55°24'56" East a distance of 937.55 feet to the POINT OF BEGINNING;
THENCE North 88°27'38" East a distance of 153.75 feet;
THENCE South 02°19'34" East a distance of 325.75 feet;
THENCE South 89°03'40" West a distance of 151.24 feet;
THENCE North 02°46'32" West a distance of 324.21 feet to the POINT OF BEGINNING.
Said tract of land containing 49,544 square feet or 1.1374 acres more or less.

1557949v.3 HOL183/26002

Tract 20
(Tank 640)
A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28'37" East a distance of 2,901.96 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28'37" East a distance of 161.88 feet;

THENCE South 01°09'07" East a distance of 166.25 feet;

THENCE South 89°49'48" West a distance of 161.29 feet;

THENCE North 01°21'57" West a distance of 162.44 feet to the POINT OF BEGINNING.

Said tract of land containing 26,553 square feet or 0.6096 acres more or less.

Tract 21
(Refined Products Truck Loading Rack)
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southwest corner of the said Southwest Quarter of Section 10, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 33°26'24" East a distance of 92.46 feet to the POINT OF BEGINNING;
THENCE North 00°54'02" West a distance of 138.96 feet;
THENCE North 06°15'19" West a distance of 148.36 feet;
THENCE North 01°00'00" West a distance of 339.22 feet;
THENCE North 01°59'23" West a distance of 106.61 feet;
THENCE North 89°03'14" East a distance of 359.11 feet;

1557949v.3 HOL183/26002

THENCE South 00°54'13" East a distance of 376.13 feet;
THENCE South 86°14'59" West a distance of 11.84 feet;
THENCE South 00°57'00" East a distance of 387.49 feet;
THENCE South 89°26'08" West a distance of 309.78 feet;
THENCE North 36°44'24" West a distance of 36.56 feet to the POINT OF BEGINNING.
Said tract of land containing 264,128 square feet or 6.0635 acres more or less.

Tract 22
(Propane Tank Loading Rack and Tanks 600-621)
A tract of land lying in the Southeast Quarter of Section 9, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:
COMMENCING at the southeast corner of the said Southeast Quarter of Section 9, from whence the northeast corner of the Southeast Quarter of Section 9, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;
THENCE North 08°04'04" West a distance of 963.22 feet to the POINT OF BEGINNING;
THENCE South 88°56'02" West a distance of 354.67 feet;
THENCE North 01°31'06" West a distance of 361.38 feet;
THENCE North 45°34'52" West a distance of 273.12 feet;
THENCE North 00°53'06" West a distance of 297.39 feet;
THENCE North 88°50'01" East a distance of 548.73 feet;
THENCE South 01°01'16" East a distance of 854.46 feet to the POINT OF BEGINNING.
Said tract of land containing 380,628 square feet or 8.7380 acres more or less.

1557949v.3 HOL183/26002

SECOND AMENDMENT TO MEMORANDUM OF LEASE

Effective Date: December 5, 2012

SECOND AMENDMENT TO MEMORANDUM OF LEASE
BETWEEN
FRONTIER EL DORADO REFINING LLC,
AS LESSOR
AND
EL DORADO LOGISTICS LLC,
AS LESSEE
Record and return to:
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: Denise C. McWatters
Telecopy: 214.871.3560

21

1557949v.3 HOL183/26002